Exhibit 99.1
                                  ------------



                                THE MORTGAGE POOL

                                     GENERAL

                  The mortgage pool will initially consist of approximately 970 conventional one- to four- family, fully-amortizing mortgage loans with a principal balance of $162,197,714 as of the Cut-off Date, substantially all of which have fixed rates that are secured by first liens on mortgaged properties. Subsequent to the Closing Date, the Trust will purchase, to the extent available, approximately $37,806,000 in subsequent mortgage loans. The mortgage loans will have original terms to maturity of not greater than 30 years.

PREPAYMENT CHARGES

         Approximately 81.80% of the mortgage loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on prepayments. Generally, these mortgage loans provide for payment of a prepayment charge on some partial or full prepayments made within one year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan. No initial mortgage loan provides for payment of a prepayment charge on partial or full prepayments made more than five years from the date of origination of the initial mortgage loan. The amount of the prepayment charge is as provided in the related mortgage note, and the prepayment charge will generally apply if, in any twelve- month period during the first year, five years or other period as provided in the related mortgage note from the date of origination of the initial mortgage loan, the mortgagor prepays an aggregate amount exceeding 20% of the original principal balance of the initial mortgage loan. The amount of the prepayment charge will generally be equal to 6 months' advance interest calculated on the basis of the mortgage rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the initial mortgage loan. The prepayment charges may, in certain circumstances, be waived by the Master Servicer or the related subservicer. Some of these prepayment charges may not be enforceable in cases where the mortgagor sells the related mortgaged property. There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the mortgage loans. The Master Servicer or the related subservicer will be entitled to all prepayment charges received on the mortgage loans, and these amounts will not be available for distribution on the Bonds.

PRIMARY MORTGAGE INSURANCE AND THE RADIAN LENDER-PAID PMI POLICY

         Substantially all of the initial mortgage loans with a loan-to-value ratio at origination in excess of 80.00% will be insured by one of the following: (1) a Primary Insurance Policy issued by a private mortgage insurer (other than a Radian Lender-Paid PMI Policy) or (2) the Radian Lender-Paid PMI Policy.

         Each Primary Insurance Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 20.00% of the Allowable Claim and (B) for which the outstanding principal balance at origination of such mortgage loan exceeded 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 22.00% of the Allowable Claim.

         The Radian Lender-Paid PMI Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 89.99% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim, (B) for which the outstanding principal balance at origination of such mortgage loan is at least 90.00% and up to and including 95.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim and
(C) for which the outstanding principal balance at origination of such mortgage loan is at least 95.01% and up to and including 97.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 35.00% of the Allowable Claim.

         With respect to the Radian Lender-Paid PMI Policy, the premium will be payable by the Master Servicer out of interest collections on the mortgage loans at a rate equal to the related Radian PMI Rate. The Radian PMI Rates will range from 0.28% per annum to 1.76% per annum of the Stated Principal Balance of the related Radian PMI Insured Loan.

INITIAL MORTGAGE LOAN CHARACTERISTICS

         The average principal balance of the initial mortgage loans at origination was approximately $167,347. No initial mortgage loan had a principal balance at origination of greater than approximately $800,000 or less than approximately $41,250. The average principal balance of the initial mortgage loans as of the Cut-off Date was approximately $167,214. No initial mortgage loan had a principal balance as of the Cut-off Date of greater than approximately $800,000 or less than approximately $41,219.

         As of the Cut-off Date, the initial mortgage loans had mortgage rates ranging from approximately 6.250% per annum to approximately 11.625% per annum and the weighted average mortgage rate was approximately 8.082% per annum. The weighted average remaining term to stated maturity of the initial mortgage loans was approximately 339 months as of the Cut-off Date. None of the initial mortgage loans will have a first Due Date prior to February 1, 2002, or after October 1, 2002, or will have a remaining term to stated maturity of less than 177 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any initial mortgage loan is September 1, 2032.

         The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to- value ratios at origination of the initial mortgage loans was approximately 82.40%. No loan-to-value ratio at origination of any initial mortgage loan was greater than approximately 100.00% or less than approximately 24.62%.

         The original mortgages for some of the mortgage loans have been, or in the future may be, at the sole discretion of the master servicer, recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the seller and its successors and assigns, and subsequent assignments of those mortgages have been, or in the future may be, at the sole discretion of the master servicer, registered electronically through the MERS(R) System. In some other cases, the original mortgage was recorded in the name of the originator of the mortgage loan, record ownership was later assigned to MERS, solely as nominee for the owner of the mortgage loan, and subsequent assignments of the mortgage were, or in the future may be, at the sole discretion of the master servicer, registered electronically through the MERS(R) System. For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the indenture trustee, and does not have any interest in the mortgage loan. Some of the initial mortgage loans were recorded in the name of MERS. For additional information regarding the recording of mortgages in the name of MERS see "Yield on the Bonds -- Yield

Sensitivity of the Class M Bonds" in this prospectus supplement.

         49 initial mortgage loans, representing approximately 5.70% of the mortgage pool (by aggregate outstanding principal balance of the initial mortgage loans as of the Cut-off Date), are balloon loans. The amount of the balloon payment on each of these initial mortgage loans is substantially in excess of the amount of the scheduled monthly payment on such initial mortgage loan for the period prior to the Due Date of the balloon payment. These initial mortgage loans have a weighted average remaining term to stated maturity of approximately 179 months.

         None of the initial mortgage loans is a buydown mortgage loan.

         None of the mortgage loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

         Approximately 81.80% of the initial mortgage loans (by aggregate outstanding principal balance of the initial mortgage loans as of the Cut-off
Date) provide for prepayment charges.

         Approximately 41.10% and 8.92% of the initial mortgage loans (by aggregate outstanding principal balance of the initial mortgage loans as of the Cut-off Date) are covered by a Primary Insurance Policy and the Radian Lender-Paid PMI Policy, respectively. For the initial mortgage loans, the weighted average of the Radian PMI Rates for the mortgage loans covered by the Radian Lender-Paid PMI Policy is approximately 0.87% per annum

         Set forth below is a description of certain additional characteristics of the initial mortgage loans as of the Cut-off Date, except as otherwise indicated. All percentages of the initial mortgage loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

                                                PRINCIPAL BALANCES AT ORIGINATION

                                                                                                   PERCENTAGE OF
                                                   NUMBER OF                                        CUT-OFF DATE
                  ORIGINAL                          INITIAL            AGGREGATE UNPAID           AGGREGATE UNPAID
           PRINCIPAL BALANCES ($)                MORTGAGE LOANS        PRINCIPAL BALANCE         PRINCIPAL BALANCE
           ----------------------                --------------        -----------------         -----------------
      0.01 -  50,000.00......................              7          $       322,074                   0.20%
 50,000.01 - 100,000.00......................            216               17,653,310                  10.88
100,000.01 - 150,000.00......................            326               40,348,760                  24.88
150,000.01 - 200,000.00......................            166               28,702,811                  17.70
200,000.01 - 250,000.00......................            107               24,187,163                  14.91
250,000.01 - 300,000.00......................             60               16,361,178                  10.09
300,000.01 - 350,000.00......................             41               13,313,489                   8.21
350,000.01 - 400,000.00......................             22                8,320,201                   5.13
400,000.01 - 450,000.00......................              8                3,433,018                   2.12
450,000.01 - 500,000.00......................              8                3,779,413                   2.33
500,000.01 - 550,000.00......................              1                  507,094                   0.31
550,000.01 - 600,000.00......................              3                1,714,693                   1.06
600,000.01 - 650,000.00......................              2                1,288,678                   0.79
700,000.01 - 750,000.00......................              1                  701,833                   0.43
750,000.01 - 800,000.00......................              2                1,564,000                   0.96
                                                         ---             ------------                 ------
     Total...................................            970             $162,197,714                 100.00%
                                                         ===             ============                 ======

         The average principal balance of the initial mortgage loans at origination was approximately $167,347.

                                            PRINCIPAL BALANCES AS OF THE CUT-OFF DATE

                                                                                                   PERCENTAGE OF
                                                   NUMBER OF                                       CUT-OFF DATE
                   CURRENT                          INITIAL            AGGREGATE UNPAID          AGGREGATE UNPAID
           PRINCIPAL BALANCES ($)                MORTGAGE LOANS        PRINCIPAL BALANCE         PRINCIPAL BALANCE
           ----------------------                --------------        -----------------         -----------------
      0.01 -  50,000.00......................               7          $       322,074                   0.20%
 50,000.01 - 100,000.00......................             216               17,653,310                  10.88
100,000.01 - 150,000.00......................             327               40,498,380                  24.97
150,000.01 - 200,000.00......................             165               28,553,190                  17.60
200,000.01 - 250,000.00......................             107               24,187,163                  14.91
250,000.01 - 300,000.00......................              60               16,361,178                  10.09
300,000.01 - 350,000.00......................              41               13,313,489                   8.21
350,000.01 - 400,000.00......................              22                8,320,201                   5.13
400,000.01 - 450,000.00......................               8                3,433,018                   2.12
450,000.01 - 500,000.00......................               8                3,779,413                   2.33
500,000.01 - 550,000.00......................               1                  507,094                   0.31
550,000.01 - 600,000.00......................               3                1,714,693                   1.06
600,000.01 - 650,000.00......................               2                1,288,678                   0.79
700,000.01 - 750,000.00......................               1                  701,833                   0.43
750,000.01 - 800,000.00......................               2                1,564,000                   0.96
                                                          ---             ------------                 ------
     Total...................................             970             $162,197,714                 100.00%
                                                          ===             ============                 ======

                 As of the Cut-off Date, the average current principal balance of the initial mortgage loans will be approximately $167,214.

                                                         MORTGAGE RATES

                                                                                              PERCENTAGE OF
                                              NUMBER OF                                       CUT-OFF DATE
                                               INITIAL            AGGREGATE UNPAID           AGGREGATE UNPAID
          MORTGAGE RATES(%)                MORTGAGE LOANS        PRINCIPAL BALANCE          PRINCIPAL BALANCE
          -----------------                --------------        -----------------          -----------------
  6.000 -   6.499.......................           10           $    2,088,053                      1.29%
  6.500 -   6.999.......................           76               17,489,357                     10.78
  7.000 -   7.499.......................          122               22,851,333                     14.09
  7.500 -   7.999.......................          202               33,441,886                     20.62
  8.000 -   8.499.......................          179               29,242,444                     18.03
  8.500 -   8.999.......................          224               34,849,778                     21.49
  9.000 -   9.499.......................           68                9,065,900                      5.59
  9.500 -   9.999.......................           54                8,539,994                      5.27
 10.000 -  10.499.......................           20                2,582,491                      1.59
 10.500 -  10.999.......................           10                1,479,371                      0.91
 11.000 -  11.499.......................            1                  222,927                      0.14
 11.500 -  11.999.......................            4                  344,182                      0.21
                                                  ---             ------------                    ------
     Total..............................          970             $162,197,714                    100.00%
                                                  ===             ============                    ======

         The weighted average mortgage rate of the initial mortgage loans was approximately 8.082% per annum.

                                                  ORIGINAL LOAN-TO-VALUE RATIOS


                                                                                                PERCENTAGE OF
                                              NUMBER OF                                         CUT-OFF DATE
                                               INITIAL             AGGREGATE UNPAID           AGGREGATE UNPAID
   ORIGINAL LOAN-TO-VALUE RATIOS (%)        MORTGAGE LOANS         PRINCIPAL BALANCE          PRINCIPAL BALANCE
   ---------------------------------        --------------         -----------------          -----------------
  20.01 -   25.00......................                1          $       160,000                   0.10%
  25.01 -   30.00......................                2                  225,368                   0.14
  30.01 -   35.00......................                1                  246,000                   0.15
  35.01 -   40.00......................                6                  772,321                   0.48
  40.01 -   45.00......................                2                  313,574                   0.19
  45.01 -   50.00......................               10                3,063,115                   1.89
  50.01 -   55.00......................               11                1,952,726                   1.20
  55.01 -   60.00......................               12                2,332,423                   1.44
  60.01 -   65.00......................               25                5,649,624                   3.48
  65.01 -   70.00......................               64               13,532,929                   8.34
  70.01 -   75.00......................               43                6,666,037                   4.11
  75.01 -   80.00......................              266               46,003,991                  28.36
  80.01 -   85.00......................               37                5,821,575                   3.59
  85.01 -   90.00......................              239               36,434,230                  22.46
  90.01 -   95.00......................              225               34,762,224                  21.43
  95.01 - 100.00.......................               26                4,261,578                   2.63
                                                     ---             ------------                 ------
    Total..............................              970             $162,197,714                 100.00%
                                                     ===             ============                 ======

         The minimum and maximum loan-to-value ratios of the initial mortgage loans at origination were approximately 24.62% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the initial mortgage loans at origination was approximately 82.40%.


                                                OCCUPANCY TYPES


                                                                                                 PERCENTAGE OF
                                                   NUMBER OF                                     CUT-OFF DATE
                                                    INITIAL           AGGREGATE UNPAID         AGGREGATE UNPAID
OCCUPANCY TYPE                                   MORTGAGE LOANS       PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------                                   --------------       -----------------        -----------------
   Second Home...............................           36           $    5,055,011                    3.12%
   Non-Owner Occupied........................          153               19,756,452                   12.18
   Owner Occupied............................          781              137,386,251                   84.70
                                                       ---             ------------                  ------
        Total................................          970             $162,197,714                  100.00%
                                                       ===             ============                  ======

         Occupancy type is based on the representation of the borrower at the time of origination.




                                  MORTGAGE LOAN PROGRAM AND DOCUMENTATION TYPE



                                                                                                  PERCENTAGE OF
                                                    NUMBER OF                                     CUT-OFF DATE
                                                     INITIAL           AGGREGATE UNPAID         AGGREGATE UNPAID
LOAN PROGRAM AND DOCUMENTATION TYPE               MORTGAGE LOANS       PRINCIPAL BALANCE        PRINCIPAL BALANCE
-----------------------------------               --------------       -----------------        -----------------
   Progressive Series Program (Full
   Documentation)............................            108         $    17,224,246                  10.62%
   Progressive Series Program (Limited
   (Stated) Documentation)...................            146              31,350,265                  19.33
   Progressive Series Program (No Ratio).....              4                 467,817                   0.29
   Progressive Series Program (No
   Income/No Asset Documentation)............              2                 359,034                   0.22
   Progressive Express(TM)Program (Non
   Verified Assets)..........................            356              56,159,350                  34.62
   Progressive Express(TM)Program
   (Verified Assets).........................            219              38,007,150                  23.43
   Progressive Express(TM)No Doc Program
   (No Documentation)........................            131              18,184,884                  11.21
   Progressive Express(TM)Program No Doc
   Program (Verified Assets).................              4                 444,967                   0.27
                                                         ---           -------------                 ------
        Total................................            970           $ 162,197,714                 100.00%
                                                         ===           =============                 ======

         SEE "-- UNDERWRITING STANDARDS" BELOW FOR A DETAILED DESCRIPTION OF THE SELLER'S LOAN PROGRAMS AND DOCUMENTATION REQUIREMENTS.

                                                         RISK CATEGORIES

                                                                                                   PERCENTAGE OF
                                                  NUMBER OF                                        CUT-OFF DATE
                                                   INITIAL            AGGREGATE UNPAID           AGGREGATE UNPAID
               CREDIT GRADE                    MORTGAGE LOANS         PRINCIPAL BALANCE          PRINCIPAL BALANCE
               ------------                    --------------         -----------------          -----------------
A(1).......................................           103            $  17,713,103                     10.92%
A-(1)......................................            15                2,117,097                      1.31
A+(1)......................................           139               29,142,974                     17.97
B(1).......................................             2                  278,673                      0.17
CX(1)......................................             1                  149,516                      0.09
Progressive Express(TM)I(2)................           275               43,354,890                     26.73
Progressive Express(TM)II(2)...............           381               61,809,763                     38.11
Progressive Express(TM)III(2)..............            32                4,377,087                      2.70
Progressive Express(TM)IV(2)...............            17                2,486,414                      1.53
Progressive Express(TM)V(2)................             5                  768,197                      0.47
                                                      ---             ------------                    ------
   Total...................................           970             $162,197,714                    100.00%
                                                      ===             ============                    ======

_________________

(1) All of these initial mortgage loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A-, B, C and CX correspond to Progressive Series I+, I and II, III and III+, IV, V, and VI, respectively. All of the mortgage loans originated pursuant to the Express Priority Refi(TM) Program have been placed in Progressive Express(TM) Programs II and III. SEE "-- UNDERWRITING STANDARDS."

(2) These initial mortgage loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these initial mortgage loans is generally based on the borrower's "FICO" score and therefore these initial mortgage loans do not correspond to the alphabetical risk categories listed above.

                                                         PROPERTY TYPES

                                                                                                   PERCENTAGE OF
                                                    NUMBER OF                                       CUT-OFF DATE
                                                     INITIAL            AGGREGATE UNPAID          AGGREGATE UNPAID
               PROPERTY TYPE                     MORTGAGE LOANS        PRINCIPAL BALANCE         PRINCIPAL BALANCE
               -------------                     --------------        -----------------         -----------------
Single-Family...............................           666             $109,513,031                     67.52%
De Minimis PUD..............................           101               21,954,744                     13.54
Condominium.................................            78               11,125,564                      6.86
Two- to Four-Family.........................            61               10,990,177                      6.78
Planned Unit Development....................            45                6,051,309                      3.73
Hi-Rise.....................................            19                2,562,889                      1.58
                                                       ---             ------------                    ------
   Total....................................           970             $162,197,714                    100.00%
                                                       ===             ============                    ======



                                         GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                              PERCENTAGE OF
                                                  NUMBER OF                                   CUT-OFF DATE
                                                   INITIAL           AGGREGATE UNPAID       AGGREGATE UNPAID
                   STATE                       MORTGAGE LOANS       PRINCIPAL BALANCE       PRINCIPAL BALANCE
                   -----                       --------------       -----------------       -----------------
California.................................          284            $  61,047,336                 37.64%
Florida....................................          323               43,256,612                 26.67
Texas......................................           52                6,678,158                  4.12
Other (less than 3% in any one state)......          311               51,215,608                 31.58
                                                     ---             ------------                ------
   Total...................................          970             $162,197,714                100.00%
                                                     ===             ============                ======


         No more than approximately 0.71% of the initial mortgage loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.

                                                          LOAN PURPOSES

                                                                                               PERCENTAGE OF
                                                  NUMBER OF                                     CUT-OFF DATE
                                                   INITIAL           AGGREGATE UNPAID         AGGREGATE UNPAID
               LOAN PURPOSE                    MORTGAGE LOANS       PRINCIPAL BALANCE        PRINCIPAL BALANCE
               ------------                    --------------       -----------------        -----------------
Purchase...................................           575            $  91,005,614                56.11%
Cash-Out Refinance.........................           275               50,959,326                31.42
Rate and Term Refinance....................           119               20,102,855                12.39
Construction...............................             1                  129,919                 0.08
                                                      ---             ------------               ------
   Total...................................           970             $162,197,714               100.00%
                                                      ===             ============               ======


         In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.